                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [ ]  Preliminary proxy statement.
 [X]  Definitive proxy statement.
 [ ]  Definitive additional materials.
 [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.
 [ ]  Confidential, for use of the Commissioner only
      (as permitted by Rule 14a-6(e)(2).



                            Capital Appreciation Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
          (1)  Title of each class of securities to which transaction applies:
               N/A
          (2)  Aggregate number of securities to which transaction applies: N/A
          (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
          (4)  Proposed maximum aggregate value of transaction: N/A
          (5)  Total fee paid: $0

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:  N/A
          (2) Form, Schedule or Registration Statement No.:  N/A
          (3) Filing Party:  N/A
          (4) Date Filed:  N/A

                           CAPITAL APPRECIATION FUND
                               One Tower Square
                          Hartford, Connecticut 06183



                                                               February 27, 2002


                       -------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        -------------------------------
     Notice is hereby given that a Special Shareholder Meeting (the "Meeting") of the Capital Appreciation Fund (the "Fund") will be held at the Fund's offices at One Tower Square, Hartford, Connecticut 06183, on Wednesday, March 27, 2002 at 10:00 a.m. to approve or disapprove an Investment Sub-Advisory Agreement between the Fund and Janus Capital Corporation ("Janus").


     In addition, the Fund may act on any and all such other business as may properly come before the Meeting. The Fund's Board of Trustees has fixed the close of business on January 11, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof (the "Meeting"). Please refer to the accompanying Proxy Statement for more information about the proposal to be considered and acted upon at the Meeting.


By order of the Board of Trustees.


                                                /s/ Ernest J. Wright, Secretary

                                                Ernest J. Wright, Secretary






------------------------------------------------------------------------------
Please complete, date, sign, and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

Your vote is very important to us regardless of the number of shares that you own.
------------------------------------------------------------------------------

                           CAPITAL APPRECIATION FUND
                               One Tower Square
                          Hartford, Connecticut 06183

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 27, 2002

     The Board of Trustees of Capital Appreciation Fund (the "Board") Solicits Your Proxy for use at a Special Meeting of Shareholders and at any Adjournments of the Special Meeting.

     This proxy statement is being furnished in connection with the solicitation of voting instructions, as further described below, from owners of variable contracts ("contract owners") for use at a special meeting of shareholders of the Fund to be held at the Fund's offices located at One Tower Square, Hartford, Connecticut 06183, on Wednesday, March 27, 2002, and any adjournments (the "Meeting"). The Board of Trustees expects this proxy material will be mailed to contract owners on or about February 27, 2002.


General

     The purpose of the Meeting is to approve or disapprove an Investment Sub-Advisory Agreement between the Fund and Janus Capital Corporation ("Janus"). In addition, the Fund may act on any and all such other business as may properly come before the Meeting.


Voting

     As of the close of business on January 11, 2002 (the record date), separate accounts that fund variable annuity contracts and variable life insurance contracts issued by The Travelers Insurance Company and The Travelers Life and Annuity Company (together, "The Travelers") were the shareholders of record of all of the Fund's shares. The Travelers will vote all the outstanding shares of the Fund at the Meeting based upon the voting instructions timely received (that is, received by 5:00 p.m. Eastern time on March 25, 2002) from contract owners. A voting instruction card is enclosed for your use. You may revoke the voting instruction card at any time before 5:00 p.m. Eastern time on March 25, 2002, by executing and delivering later-dated signed voting instructions to The Travelers. All voting instruction cards that are properly executed, received in time, and not so revoked will be used to vote in accordance with the instructions on the cards, if any. Voting instruction cards that are properly executed but provide no specific instructions will be voted in favor of the Proposal.


Cost of Solicitation

     Janus or the Fund will pay all costs and expenses incurred in connection with the solicitation of voting instructions on behalf of the Fund for use at the Meeting, including the costs of printing, mailing, and reasonable expenses of outside counsel and Fund counsel. The aggregate cost of soliciting the Fund's beneficial owners is expected to be approximately $200,000.

     In addition to the solicitation of voting instructions by mail, the Fund's trustees, officers, and/or employees of Travelers Asset Management International Company LLC ("TAMIC") and of The Travelers may solicit voting instructions in person, by telephone or by electronic mail (email). TAMIC, located at One Tower Square, Hartford, Connecticut 06183, serves as the Fund's investment adviser pursuant to an investment advisory agreement. The Travelers, also located at One Tower Square, Hartford, Connecticut 06183, serves as the Fund's sponsor and depositor.


Shareholders and the Vote

     Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Only shareholders of record of the Fund at the close of business on January 11, 2002, (the record date) will be entitled to notice of and to vote at the Meeting.

     The number of full and fractional votes for which a contract owner is entitled to provide voting instructions is set forth on the enclosed instructions card(s). Shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Fund: (1) if only one person votes, that vote will bind all; (2) if more than one person votes, the vote of the majority will bind all; and (3) if more than one person votes and the vote is evenly divided, the vote will be cast proportionately.

     This proxy material is being mailed to owners of, or participants in, variable annuity contracts and variable life insurance contracts who have allocated amounts to the Fund through certain separate accounts as of the record date (namely, the contract owners). The contract owners instruct The Travelers how to vote the shares in which the contract owners have an interest. The Travelers will vote all shares held by it as instructed by these contract owners or participants. The Travelers intend to vote all shares for which no instruction cards are received in the same proportion as the shares for which instruction cards are received.

     To hold the Meeting, a majority of the Fund's shares entitled to vote must be present in person or by proxy at the Meeting. In the event that a quorum is present but sufficient votes in favor of the Proposal are not received by the Meeting time, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's shareholders.

     Vote required: approval of the proposal requires the affirmative vote of the holders of the lesser of: (a) 67% of the Fund's shares present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (b) a majority of the Fund's outstanding shares.

     The Board has approved and recommends that Fund shareholders approve the following Proposal.

                                   PROPOSAL

        To Consider and Approve a New Investment Sub-Advisory Agreement
                  Between TAMIC and Janus Capital Corporation

Summary

     Under the Proposal, the Board is asking shareholders to approve a new Investment Sub-Advisory agreement (referred to as the "New Sub-Advisory Agreement") between TAMIC, on behalf of the Fund, and Janus. Janus currently serves as investment sub-adviser to the Fund pursuant to a separate investment sub-advisory agreement on behalf of the Fund between Janus and TAMIC (the "Current Sub-Advisory Agreement"). The New Sub-Advisory Agreement will contain terms and fees substantially the same as those in the Current Sub-Advisory Agreement.

     As of the closing of the transaction on November 9, 2001 described below, Stilwell Financial Inc. ("Stilwell"), located at 920 Main Street, Kansas City, MO 64108-2008, owned 97.8% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business.

     On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, located at 100 Fillmore Street, Denver, CO 80206, exercised certain rights under his Stock Purchase Agreement dated April 13, 1984 with Stilwell, as amended ("Stock Agreement") to sell his remaining 6.2% stake in Janus to Stilwell (the "Transaction"). The Stock Agreement provides that Mr. Bailey is entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercises these rights before December 31, 2001. At December 31, 2000 the price per share of Janus stock was $1,005. The Transaction closed on November 9, 2001, for a purchase price of $603,320,333 (including applicable interest).

     Under the Stock Agreement, Mr. Bailey has certain management rights, including the right to select a majority of Janus' board of directors, subject to Stilwell's consent, which cannot be unreasonably withheld. These contractual rights will terminate on or about March 28, 2002. Subsequent to that date, it is anticipated that the operation of Janus and day-to-day management of the Fund will remain largely unchanged. In particular, Stilwell and Mr. Bailey have advised the Trustees that both parties anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of Janus and his seat on the Janus Board of Directors for the foreseeable future.


     Under the Investment Company Act of 1940, as amended (the "1940 Act"), a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. The 1940 Act provides a rebuttable presumption that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption, Stilwell and Janus have advised the Trustees that neither Stilwell nor Janus believes that consummation of the Transaction causes an assignment of the Current Sub-Advisory Agreement, which was last submitted for shareholder approval, and approved, on January 6, 1997. The Trustees have, however, carefully considered Mr. Bailey's involvement in Janus' development since its inception and his significant involvement in all management decisions at Janus and Janus' determination to solicit Janus fund shareholder's approval of new advisory agreements in connection with the above transaction (the "Janus transaction"). The Trustees recognize that the termination of Mr. Bailey's rights under the Stock Purchase Agreement might effect a change in control of Janus for purposes of the 1940 Act, although they recognize that arguments could be made to the contrary. To avoid any uncertainty on this issue, the Trustees believe that it is prudent and in the best interest of the Fund to obtain shareholder approval of the New Sub-Advisory Agreement.


     The name, address and principal occupation of the directors and each of the principal executive officers of the Sub-Adviser are as follows:



Thomas H. Bailey ............ 100 Fillmore Street            Director, President, Chairman and
                              Denver, CO 80206               Chief Executive Officer of Janus.

Helen Young Hayes ........... 100 Fillmore Street            Director, Vice President of Janus;
                              Denver, CO 80206               Executive Vice President and
                                                             Portfolio Manager of Janus Overseas
                                                             Fund, Janus Worldwide Fund, Janus
                                                             Aspen International Growth
                                                             Portfolio, Janus Aspen Worldwide
                                                             Growth Portfolio, Janus Adviser
                                                             International Fund and Janus
                                                             Adviser Worldwide Fund.

Michael E. Herman ........... 6201 Ward Parkway              Private investor.
                              Kansas City, MO 64113

Thomas A. McDonnell ......... DST Systems, Inc.              President and Chief
                              333 West 11th St., 5th Floor   Executive Officer of DST
                              Kansas City, MO 64105          Systems, Inc.

Landon H. Rowland ........... Stilwell Financial Inc.        Chairman, President and
                              920 Main Street, 21st Floor    Chief Executive Officer of
                              Kansas City, MO 64105-2008     Stilwell Financial Inc.

Michael Stolper ............. Stolper & Co., Inc.            President of Stolper & Co.,
                              One America Plaza              Inc. (an investment advisory firm).
                              600 West Broadway, Suite 1010
                              San Diego, CA 92101

Executive Officers of Janus Capital Corporation

Name (age)                                           Principal Occupation for Last 5 Years
-----------------------------------   ------------------------------------------------------------------
Thomas A. Early (46) ..............   Vice President, General Counsel and Secretary of Janus; Vice
                                      President, General Counsel, Secretary and Director of Janus
                                      Distributors, Inc., Janus Service Corporation, Janus Capital
                                      International Ltd., Janus Institutional Services, Inc., and Janus
                                      International Holding Company; Vice President, General
                                      Counsel and Director to Janus International (Asia) Limited and
                                      Janus International Limited; Vice President, General Counsel
                                      and Secretary for The Janus Foundation and Director for Janus
                                      Capital Trust Manager Limited and Janus World Funds.
                                      Formerly, Executive Vice President and General Counsel/Mutual
                                      Funds (1994-1998) of Prudential Insurance Company.

Loren M. Starr (40) ...............   Vice President of Finance, Treasurer and Chief Financial Officer
                                      of Janus. Formerly, Managing Director, Treasurer and Head of
                                      Corporate Finance and Reporting (1998-2001) for Putnam
                                      Investments; and Senior Vice President of Financial Planning
                                      and Analysis (1996-1998) for Lehman Brothers, Inc.

Glenn P. O'Flaherty (43) ..........   Vice President of Janus. Formerly, Director of Fund Accounting
                                      (1991-1997) of Janus.

Kelley Abbott Howes (36) ..........   Vice President and Assistant General Counsel of Janus, Janus
                                      Distributors, Inc., and Janus Service Corporation. Formerly,
                                      Assistant Vice President (1997-1999) of Janus; Chief Compliance
                                      Officer, Director and President (1997-1999) of Janus
                                      Distributors, Inc.; and Assistant Vice President (1998-2000) of
                                      Janus Service Corporation.

Bonnie M. Howe (36) ...............   Vice President and Assistant General Counsel of Janus, Janus
                                      Distributors, Inc., and Janus Service Corporation. Formerly,
                                      Assistant Vice President (1997-1999) and Associate Counsel
                                      (1995-1999) for Janus and Assistant Vice President (1998-2000)
                                      for Janus Service Corporation.

Heidi J. Walter (34) ..............   Vice President and Assistant General Counsel of Janus and
                                      Janus Service Corporation. Formerly, Vice President and Senior
                                      Legal Counsel (1995-1999) for Stein Roe & Farnham Inc.

Laurence J. Chang (36) ............   Vice President of Janus. Formerly, Analyst (1993-1998) for
                                      Janus.

David J. Corkins (35) .............   Vice President of Janus. Formerly, Analyst (1995-1997) for
                                      Janus.

David C. Decker (35) ..............   Vice President of Janus. Formerly, Analyst (1992-1996) for
                                      Janus.

James P. Goff (37) ................   Vice President of Janus.

Helen Young Hayes (39) ............   Vice President and Director of Janus.

Brent A. Lynn (37) ................   Vice President of Janus. Formerly, Analyst (1991-2001) for
                                      Janus.

Name (age)                                       Principal Occupation for Last 5 Years
---------------------------------   --------------------------------------------------------------
Karen L. Reidy (34) .............   Vice President of Janus. Formerly, Analyst (1995-1999) for
                                    Janus.

Blaine P. Rollins (34) ..........   Vice President of Janus.

Scott W. Schoelzel (43) .........   Vice President of Janus. Portfolio Manager of Capital
                                    Appreciation Fund.

Ronald V. Speaker* (37) .........   Vice President of Janus.

J. Eric Thorderson (40) .........   Vice President of Janus. Formerly, Senior Analyst (1996-1999)
                                    for Janus.

Jason P. Yee (32) ...............   Vice President of Janus. Formerly, Portfolio Manager and
                                    Managing Director (1996-2000) of Bee & Associates and
                                    Assistant Portfolio Manager (1996 and 2000) for Janus.
                                    Formerly, Analyst (1992-1996 and 2001) for Janus.

The address for all the above officers is: Janus, 100 Fillmore Street, Denver, CO 80206

* In January 1997, Mr. Speaker settled an administrative action involving two personal trades made by him in January 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension, which ended on April 25, 1997.


Provisions of the New Sub-Advisory Agreement

     Except for the parties and the effective date, the terms and fees of the New Sub-Advisory Agreement are the same in all material respects as those of the Current Sub-Advisory Agreement, which was entered into on January 7, 1997. The initial two-year term of the New Sub-Advisory Agreement will commence as of the date on which Mr. Bailey ceases to have any contractual right to select a majority of Janus' board of directors (currently anticipated to be on or about March 28, 2002).

     A form of the New Sub-Advisory Agreement for the Fund is attached to this proxy statement as Exhibit A. Under the terms of the New Sub-Advisory Agreement, Janus is required to act as the investment sub-adviser to the Fund and, subject to the supervision of the Board and TAMIC, to manage the investment and reinvestment of the assets of the Fund, with full investment discretion and authority, in a manner consistent with the Fund's investment objectives, policies and restrictions. The New Sub-Advisory Agreement also requires Janus to perform investment research and evaluate financial data; to consult with, make recommendations to, and report regularly to the Board; and to furnish requested information to appropriate regulatory authorities.

     The Board of Trustees has approved an interim Sub-Advisory Agreement that will be used only if the Transaction closes before the Shareholders have voted. This interim agreement differs only in mechanisms relative to the payment of fees, the term of the agreement, and the Board of Trustees' rights to terminate that agreement pursuant to 1940 Act requirements. If the New Sub-Advisory Agreement is approved by shareholders prior to the date on which Mr. Bailey ceases to have any contractual right to select a majority of Janus' board of directors, then the interim New Sub-advisory Agreement will not come into effect.

     Services provided to the Fund and the sub-advisory fees payable thereunder will not change under the New Sub-Advisory Agreement. The current annual advisory fees payable by the Fund to TAMIC are

..75% of the Fund's average daily net assets. Under the New Sub-Advisory Agreement TAMIC will pay Janus a monthly fee equivalent on an annual basis to the following:


                                                  Aggregate Net Asset Value
Annual Management Fee                                  of the Account
-----------------------                          --------------------------
..55% ..................   of the first                  $100,000,000
..50% ..................   of the next                   $400,000,000
..45% ..................   of the amount over            $500,000,000

     For the year ended December 31, 2001, TAMIC paid sub-advisory fees to Janus for the Fund at that same rate in an amount of $7,115,386.

     As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that Janus is not subject to liability to TAMIC, the Trust or any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services under the New Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.

     The New Sub-Advisory Agreement may be terminated with respect to the Fund without penalty upon sixty (60) days' written notice to Janus by the Board or by a majority vote of those persons having voting rights in respect of the Fund, or upon sixty (60) days' written notice to the Board by Janus. The New Sub-Advisory Agreement terminates automatically in the event of its "assignment" (within the meaning of the 1940 Act).

     Janus acts as investment adviser to other investment companies with investment objectives similar to the Fund. Information related to these similar accounts are set forth in Exhibit B.


Evaluation by the Board of Trustees

     In determining whether or not to approve the New Sub-Advisory Agreement and recommend approval to shareholders, the Board, including the Independent Trustees, considered various materials and representations provided by Janus.

     The Trustees considered the following information, among other things: (1) the background and experience of the Janus persons who would be responsible for the Fund's management under the New Sub-Advisory Agreement; (2) compensation to be received by Janus under the New Sub-Advisory Agreement being the same as the compensation paid to Janus under the Current Sub-Advisory Agreement; and (3) the commonality of the provisions of the New Sub-Advisory Agreement and Current Sub-Advisory Agreement.

     Further, the Board considered: (1) the nature and quality of the services rendered by Janus to other portfolios similar to the Fund; (2) the fairness of the compensation payable to Janus under the New Sub-Advisory Agreement; (3) the results achieved by Janus for the other portfolios similar to the Fund; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, performance, and investment style of Janus.

Summary

     Based upon its review, the Board determined that approving the New Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board of Trustees unanimously approved the New Sub-Advisory Agreement and voted to recommend its approval by the Fund's shareholders.

Vote Required

     Approval of the New Sub-Advisory Agreement requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Fund. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the meeting if the owners of more than 50% of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the meeting.

     If the shareholders of the Fund have not approved the Fund's New Sub-Advisory Agreement for the Fund at the time of the expiration of Mr. Bailey's contractual management rights, the Fund and Janus will enter into an interim Sub-Advisory agreement for the Fund pursuant to Rule 15a-4 under the 1940 Act, which will take effect immediately following such expiration. The interim Sub-Advisory Agreement for the Fund will be in substantially the same form of the Fund's proposed New Sub-Advisory Agreement but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that the trustees or a majority of the Fund's shareholders may terminate the Agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by Janus thereunder will be held in an interest bearing escrow account until shareholder approval of the New Sub-Advisory Agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to Janus). If the Fund has not received the requisite shareholder approval for the New Sub-Advisory Agreement within 150 days after the expiration of Mr. Bailey's contractual management rights, the Trustees will consider other appropriate arrangements in accordance with the 1940 Act.

     The Board of Trustees, including a majority of the Independent Trustees, recommend that you vote "for" the New Sub-Advisory Agreement.

                              GENERAL INFORMATION

Other Matters to Come Before the Meeting

     The Fund's Management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Rights

     This Proxy Statement, and the accompanying solicitation of voting instructions, is being sent to variable life insurance policyholders and variable annuity contract holders whose policies or contracts are funded by the separate accounts that invest in the Fund. The number of shares as to which voting instructions may be given under a policy or contract is determined by the number of full and fractional shares of the Fund held in a separate account with respect to that particular policy or contract.

     The Fund's shareholders of record (which are the insurance companies that invest in the shares) at the close of business on January 11, 2002 (the record date), will be entitled to be present and vote at the Meeting with respect to shares of the Fund owned as of such record date. For the Fund, as of the record date the total number of shares outstanding and entitled to vote was 322,712,642.678 shares.

     A majority of the outstanding shares of the Fund on the record date, represented in person or by proxy, must be present to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposal.

     The Travelers, through certain of its separate accounts, owns all of the shares of the Fund and has undertaken to vote all shares in accordance with voting instructions received on a timely basis from the contract owners of variable life insurance policies and variable annuity contracts who have allocated amounts to one or more of the separate account subdivisions, or sub-accounts, that invest in the Fund. The Travelers will vote the shares of the Fund for which no timely instructions are received in proportion to the voting instructions that are received with respect to all policies and contracts participating in the Fund. Voting instruction cards that are properly executed and returned but that have no voting designation with respect to a Proposal will be voted "For" the Proposal.

     Voting instructions may be revoked at any time prior to 5:00 p.m. Eastern time on March 25, 2002 (the deadline set forth above for timely receipt of voting instructions), by executing and delivering later-dated signed voting instructions to The Travelers.

Service Providers

     The Fund has no underwriter or distributor. The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183 serves as the Fund's administrator. SSB Citi Fund Management LLC, an affiliate of The Travelers, serves as sub-administrator to the Fund and is compensated by The Travelers Insurance Company.

Shareholder Proposals

     The Fund does not have annual or any other regularly scheduled meetings of shareholders and, currently, has no plans to hold another meeting of Fund shareholders except as required by the 1940 Act. Special Meetings of the shareholders may be called by the Board upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote, and such written shareholder requests must be received by the Fund's Secretary at One Tower Square, Hartford, Connecticut 06183, within a reasonable time before the solicitation is made.

     Contract owners should submit their proposals for a subsequent shareholder meeting by Certified Mail -- Return Receipt Requested by December 31, 2002. The Securities and Exchange Commission has adopted certain requirements that apply to any proposals of shareholders.

Affiliated Brokerage

     During the last fiscal year, no broker commissions were paid to an affiliate.

Reports to Shareholders

     The Fund will mail a copy of its Annual Report to Shareholders for the year ended December 31, 2001, together with the proxy statement to contract owners. Contract owners with questions may call The Travelers at 1-800-842-9368

Officers of the Fund

Name                                     Title             Position Held Since
----------------------------   ------------------------   --------------------
Heath B. McLendon ..........   Chairman and President     January 27, 1995
Ernest J. Wright ...........   Secretary                  October 21, 1994
Kathleen A. McGah ..........   Assistant Secretary        January 27, 1995
Lewis E. Daidone ...........   Treasurer                  October 25, 1996
Irving David ...............   Controller                 October 25, 1996
Cindy Teitler ..............   Assistant Controller       May 11, 2001
James Crowley ..............   Assistant Controller       April 19, 2000
Paul Brook .................   Assistant Treasurer        April 19, 2000
Marianne Motley ............   Assistant Treasurer        October 25, 1996

     As of the record date, the Fund had one indirect holder of more than 5% of its shares, namely Nassau County Deferred Compensation Plan, 240 Old Country Road, Mineola, NY 11501, holding approximately 9% ($51,195,111 value) through the separate account invested in the Fund.

     In order that the presence of a quorum at the meeting may be assured, prompt execution and return of the enclosed voting instruction form is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                                                                      Exhibit A


                   FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

     This Sub-Advisory Agreement (this "Agreement") is entered into as of
       , 2002 by and between Travelers Asset Management International Company LLC, a New York limited liability company ("TAMIC"), and Janus Capital Corporation, a Colorado corporation ("Sub-Adviser").

     WHEREAS, TAMIC has entered into an Investment Advisory Agreement (the "Investment Advisory Agreement") with Capital Appreciation Fund, a Massachusetts business trust (the "Trust"), pursuant to which TAMIC provides investment management and advisory services to the Trust;

     WHEREAS, the Investment Advisory Agreement provides that TAMIC may engage a sub-adviser to furnish investment information and advice to assist TAMIC in carrying out its responsibilities under the Investment Advisory Agreement;

     WHEREAS, TAMIC desires to retain Sub-Adviser to render investment advisory services to TAMIC in the manner and on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, TAMIC and Sub-Adviser agree as follows:

1. Sub-Adviser Services.

   (a) Sub-Adviser shall, subject to the supervision of TAMIC and the Board of Trustees of the Trust (the "Board"), manage the investment and reinvestment of the assets of the Trust. Subject to the investment objectives, policies and restrictions set forth in the Trust's Declaration of Trust and in its registration statement under the Securities Act of 1933 and the Investment Company Act of 1940, and to the statement of investment guidelines to be agreed upon from time to time between TAMIC and Sub-Adviser, and subject further to the requirements under the Internal Revenue Code of 1986, as amended (the "Code") described in Section 1(b) below, Sub-Adviser is authorized, in its discretion and without prior consultation with TAMIC, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Trust, and the majority or the whole of the Trust's assets may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as Sub-Adviser shall determine. Sub-Adviser shall furnish TAMIC quarterly and annual reports concerning transactions and performance of the Trust.

   (b) Sub-Adviser shall manage the investment and reinvestment of the assets of the Trust in compliance with the diversification requirements of Sections 817(h) and 851(b)(4) of the Code, and with the annual gross income qualification requirements of Sections 851 (b)(2) and 851 (b)(3) of the Code.

2. Obligations of TAMIC.

   (a) TAMIC shall provide timely information to Sub-Adviser regarding such matters as the composition of assets in the Trust, cash requirements and cash available for investment in the Trust, and all other information as may be reasonably necessary for Sub-Adviser to perform its responsibilities hereunder.

   (b) TAMIC shall furnish Sub-Adviser a copy of the Trust's registration statement currently in effect and agrees during the continuance of this Agreement to furnish Sub-Adviser copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. TAMIC shall also furnish Sub-Adviser with minutes of meetings of the Board to the extent they may affect the duties of Sub-Adviser, a certified copy of any financial statements or reports prepared for the Trust by certified or independent public accountants, and with copies of any financial statements or reports made by the Trust to its shareholders or to any governmental body or securities exchange, and any further materials or information which Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

3. Custodian. TAMIC shall provide Sub-Adviser with a copy of the Trust's agreement with the Custodian (the "custodian") designated to hold the Trust's assets and any modification thereto (the "Custody Agreement") in advance. The Trust's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. Sub-Adviser shall have no liability for the acts or omissions of the Custodian. Any assets added to the Trust shall be delivered to the Custodian in accordance with the Custody Agreement.

4. Proprietary Rights. TAMIC agrees and acknowledges that Sub-Adviser is the sole owner of the name and mark "Janus" and that all use of any designation comprised in whole or part of Janus (a "Janus Mark") under this Agreement shall inure to the benefit of Sub-Adviser. The use by TAMIC on its own behalf or on behalf of the Trust of any Janus Mark in any advertisement or sales literature or other materials promoting the Trust shall be with the prior written consent of Sub-Adviser. TAMIC shall not, and TAMIC shall use its best efforts to cause the Trust not to, without the prior written consent of Sub-Adviser, make representations regarding Sub-Adviser in any disclosure document, advertisement or sales literature or other materials promoting the Trust. Upon termination of this Agreement for any reason, TAMIC shall cease, and TAMIC shall use its best efforts to cause the Trust to cease, all use of any Janus Mark(s) as soon as reasonably practicable.

5. Expenses. The Trust shall pay all, and Sub-Adviser shall not be obligated to pay any, of the Trust's organizational, operational and business expenses pursuant hereto, including, without limitation: (a) interest and taxes; (b) brokerage fees and commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Trust; and (c) transfer agent, dividend disbursing agent, and custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of The Travelers Insurance Company, and shall not be the responsibility of Sub-Adviser. Sub-Adviser shall pay its own expenses for the services to be provided pursuant to this Agreement.

6. Purchase and Sale of Assets. Absent instructions from TAMIC to the contrary, Sub-Adviser shall place all orders for the purchase and sale of securities for the Trust with brokers or dealers selected by Sub-Adviser which may include brokers or dealers affiliated with Sub-Adviser. Purchase or sell orders for the Trust may be aggregated with contemporaneous purchase or sell orders of other clients of Sub-Adviser, provided that any such purchase or sell orders executed contemporaneously shall be allocated in a manner that Sub-Adviser reasonably deems to be equitable to all accounts involved. Sub-Adviser shall use its best efforts to insure that the Trust shall not be disadvantaged by Sub-Adviser buying or selling a security for another client before buying or selling such security for the Trust. Sub-Adviser shall use its best efforts to obtain execution of Trust transactions at prices which are advantageous to the Trust and at commission rates that are reasonable in relation to the benefits received. However, Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Trust and/or other accounts serviced by Sub-Adviser. Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which Sub-Adviser and its affiliates have with respect to the Trust and to accounts over which they exercise investment discretion, and not all such services or products may be used by Sub-Adviser in managing the Trust.

7. Compensation of Sub-Adviser. TAMIC shall pay to Sub-Adviser a monthly fee equivalent on an annual basis to the following:


  Annual                                  Aggregate Net Asset
  Management Fee                          Value of the Account
--------------------                      ---------------------
  0.55%                  of the first     $100,000,000
  0.50%                   of the next     $400,000,000
  0.45%               of the amount over  $500,000,000

     The advisory fees will be deducted on each valuation date. The Sub-Adviser shall have no right to obtain compensation directly from the Trust or the Portfolio for services provided hereunder and agrees to look solely to TAMIC for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the SAI.

8. Non-Exclusivity. TAMIC agrees that the services of Sub-Adviser are not to be deemed exclusive and that Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and managed accounts. This Agreement shall not in any way limit or restrict Sub-Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by Sub-Adviser of its duties and obligations under this Agreement. TAMIC recognizes and agrees that Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Trust.

9. Liability. Except as may otherwise be provided by the Investment Company Act of 1940 or federal securities laws, neither Sub-Adviser nor any of its officers, directors, employees or agents shall be subject to any liability to TAMIC, the Trust or any shareholder of the Trust for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. TAMIC shall hold harmless and indemnify Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by the Trust or any past or present shareholder of the Trust that is not based upon the Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. TAMIC acknowledges and agrees that Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Trust or that the Trust will perform comparably with any standard or index, including other clients of Sub-Adviser, whether public or private.

10. Termination. If approved by a vote of a majority of the outstanding voting securities of the Trust, (as defined in the Investment Company Act of 1940),
this Agreement shall become effective as of        , 2002, and:

   (a) shall be subject to termination, without the payment of any penalty, upon sixty days' written notice, by (i) TAMIC or Sub-Adviser, (ii) the Board, or (iii) by a vote of a majority of the outstanding voting securities of the Trust;

   (b) shall not be amended without prior approval of the Board, a majority of the outstanding voting securities of the Trust, and Sub-Adviser;

   (c)        shall automatically terminate upon assignment by either party;
              and

   (d) shall continue in effect for so long as such continuance is specifically approved (i) at least annually by the vote of a majority of the Board who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and at which the Board has been furnished such information as may be reasonably necessary to evaluate the terms of said agreement; or
              (ii) by a vote of a majority of the outstanding voting securities of the Trust.

11. General.

   (a) Sub-Adviser may perform its services through any employee, officer, or agent of Sub-Adviser, and TAMIC shall not be entitled to the advice, recommendation or judgment of any specific person.


   (b) If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

   (c) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado, exclusive of conflicts of laws.

   (d) Sub-Adviser agrees that it shall furnish to the California Commissioner of Insurance any information or reports concerning the Trust as the Commissioner, in the performance of his or her duties, may reasonably request.

   (e) Sub-Adviser acknowledges that all books and records which it maintains for the Trust in performing its duties under this Agreement are the property of the Trust and subject to its control; provided, however, that during the term of this Agreement the Trust shall not exercise such control so as to interfere with the performance of Sub-Adviser's duties hereunder.


   (f) This Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be signed by their respective officials thereunto duly authorized as of the day and year first above written.


                                          TRAVELERS ASSET MANAGEMENT
                                          INTERNATIONAL COMPANY LLC


                                          By:
                                             --------------------------
                                          Name:  David A. Tyson
                                          Title:  President

Attest:


----------------
Title:



                                          JANUS CAPITAL CORPORATION



                                          By:
                                             --------------------------
                                          Name:
                                          Title:


Attest:


----------------
Title:

                                                                      Exhibit B


Funds Advised/Subadvised by Janus


                   FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL
                       OR LONG-TERM CAPITAL APPRECIATION




                                                 Net Asset (Millions)                Advisory Fee
Name of Fund                                   as of September 30, 2001     (% of average daily net assets)
-------------------------------------------   --------------------------   --------------------------------
AAL Variable Product Series Fund, Inc. --             $     6.7            0.55% first $100 million*
AAL Aggressive Growth Portfolio                                            0.50% next $400 million
                                                                           0.45% over $500 million

The AAL Mutual Funds --                               $    39.5            0.55% first $100 million*
AAL Aggressive Growth Fund                                                 0.50% next $400 million
                                                                           0.45% over $500 million

American Skandia Trust --                             $   543.0            0.50% on all assets*

AST Janus Overseas Growth Portfolio
American Skandia Trust --                             $    52.2            0.55% first $100 million*
AST Janus Mid-Cap Growth Portfolio                                         0.50% next $400 million
                                                                           0.45% next $1.5 billion
                                                                           0.40% next $3 billion
                                                                           0.37% next $5 billion
                                                                           0.35% over $10 billion

American Skandia Trust --                             $    29.7            0.55% first $100 million*
AST Janus Strategic Value Portfolio                                        0.50% next $400 million
                                                                           0.45% next $1.5 billion
                                                                           0.40% next $3 billion
                                                                           0.375% next $5 billion
                                                                           0.35% over $10 billion

American Skandia Advisor Funds, Inc. --               $ 1,035.6            0.50% first $500 million*
                                                                           0.45% next $500 million
                                                                           0.40% next $4 billion
                                                                           0.35% over $5 billion

American Skandia Advisor Funds, Inc. --               $   250.0            0.50% on all assets*

ASAF Janus Overseas Growth Fund
American Skandia Advisor Funds, Inc. --               $    19.2            0.55% first $100 million*
ASAF Janus Mid-Cap Growth Fund                                             0.50% next $400 million
                                                                           0.45% next $1.5 billion
                                                                           0.40% next $3 billion
                                                                           0.375% next $5 billion
                                                                           0.35% over $10 billion

----------
* Fees charged by Janus do not reflect the additional fees charged by the primary advisor to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

                 FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR
                  LONG-TERM CAPITAL APPRECIATION (CONTINUED)




                                                  Net Asset (Millions)                Advisory Fee
Name of Fund                                    as of September 30, 2001     (% of average daily net assets)
--------------------------------------------   --------------------------   --------------------------------
The GCG Trust --                                      $    979.7            0.55% first $100 million*
Growth Portfolio                                                            0.50% next $400 million
                                                                            0.45% next $500 million
                                                                            0.425% next $2 billion
                                                                            0.40% over $3 billion

The GCG Trust --                                      $     19.5            0.55% first $100 million*
Special Situations Portfolio                                                0.50% next $400 million
                                                                            0.45% over $500 million

IDEX Mutual Funds --                                  $    167.1            0.50% first $750 million*+
IDEX Janus Capital Appreciation Fund                                        0.45% next $250 million
                                                                            0.425% over $1 billion

Janus Core Equity Fund                                $    711.0            0.65%
Janus Enterprise Fund                                 $  2,945.3            0.65%
Janus Global Life Sciences Fund                       $  2,375.5            0.65%
Janus Global Technology Fund                          $  1,968.7            0.65%
Janus Global Value Fund                               $     56.4            0.65%
Janus Mercury Fund                                    $  7,875.7            0.65%
Janus Olympus Fund                                    $  2,942.9            0.65%
Janus Orion Fund                                      $    561.6            0.65%
Janus Overseas Fund                                   $  4,868.5            0.65%
Janus Special Situations Fund                         $    907.0            0.65%
Janus Strategic Value Fund                            $  1,877.7            0.65%
Janus Twenty Fund                                     $ 14,372.7            0.65%
Janus Venture Fund                                    $    966.1            0.65%
Janus Aspen Aggressive Growth Portfolio               $  1,973.8            0.65%
Janus Aspen Capital Appreciation Portfolio            $  1,126.6            0.65%
Janus Aspen Core Equity Portfolio                     $     12.6            0.65%++
Janus Aspen Global Life Sciences Portfolio            $     42.4            0.65%++

----------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fee charged by the primary adviser will result in an increase of total fees paid by the fund.

+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost of the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes and 12b-1 fees exceeds 1.50% of the fund's daily net assets.

++ Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).

                 FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR
                  LONG-TERM CAPITAL APPRECIATION (CONTINUED)


                                               Net Asset (Millions)                Advisory Fee
Name of Fund                                 as of September 30, 2001     (% of average daily net assets)
-----------------------------------------   --------------------------   --------------------------------
Janus Aspen Global Technology Fund                  $   204.1            0.65%+
Janus Aspen Global Value Fund                       $     1.8            0.65%+
Janus Aspen International Growth Fund               $ 1,232.6            0.65%
Janus Aspen Strategic Value Portfolio               $    13.4            0.65%+
Janus Adviser Aggressive Growth Fund                $   262.0            0.65%#
Janus Adviser Capital Appreciation Fund             $   221.6            0.65%#
Janus Adviser Core Equity Fund                      $     7.5            0.65%#
Janus Adviser Global Value Fund                     $     1.8            0.65%++
Janus Adviser International Fund                    $   386.9            0.65%#
Janus Adviser Strategic Value Fund                  $     4.4            0.65%++

JNL Series Trust --                                 $   407.0            0.55% first $100 million*
JNL/Janus Aggressive Growth Series                                       0.50% next $400 million
                                                                         0.45% over $500 million

John Hancock Variable Series Trust I --             $   212.5            0.55% first $100 million*
Mid Cap Growth Fund                                                      0.50% next $400 million
                                                                         0.45% over $500 million

Manufacturers Investment Trust --                   $   109.1            0.55% first $100 million*
Dynamic Growth Trust                                                     0.50% next $400 million
                                                                         0.45% over $500 million

MassMutual Institution Funds --                     $   121.1            0.55% first $100 million*
MassMutual Aggressive Growth Fund                                        0.50% next $400 million
                                                                         0.45% over $500 million

----------
+ Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).

# Until at least July 31, 2003 provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

++ Until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002), provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

                 FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR
                  LONG-TERM CAPITAL APPRECIATION (CONTINUED)




                                         Net Asset (Millions)                Advisory Fee
Name of Fund                           as of September 30, 2001     (% of average daily net assets)
-----------------------------------   --------------------------   --------------------------------
Metropolitan Series Fund, Inc. --             $   930.5            0.55% first $100 million*
Janus Mid-Cap Portfolio                                            0.50% next $400 million
                                                                   0.45% over $500 million

Met Investors Series Trust --                 $     7.8            0.55% first $100 million*
Janus Aggressive Growth Portfolio                                  0.50% next $400 million
                                                                   0.45% over $500 million

Ohio National Fund, Inc. --                   $    14.1            0.55% first $100 million*
Aggressive Growth Portfolio                                        0.50% next $400 million
                                                                   0.45% over $500 million

Pacific Select Fund --                        $ 2,076.0            0.55% first $100 million*
Growth LT Portfolio                                                0.50% next $00 million
                                                                   0.45% over $500 million

Pacific Select Fund --                        $    42.5            0.55% first $100 million*
Focused 30 Portfolio                                               0.50% next $400 million
                                                                   0.45% over $500 million

Pacific Select Fund --                        $    67.0            0.55% first $100 million*
Strategic Value Portfolio                                          0.50% next $400 million
                                                                   0.45% over $500 million

The Phoenix Edge Series Fund --               $    18.6            0.55% first $100 million*
Phoenix-Janus Core Equity Series                                   0.50% next $400 million
                                                                   0.45% over $500 million

WM Group of Funds --                          $   568.0            0.55% first $25 million*
Growth Fund                                                        0.50% next $475 million
                                                                   0.45% over $500 million

WM Variable Trust --                          $   158.1            0.55% first $25 million*
Growth Fund                                                        0.50% next $475 million
                                                                   0.45% over $500 million

----------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

THE TRAVELERS INSURANCE COMPANY
THE TRAVELERS LIFE AND ANNUITY COMPANY


            Please fold and detach card at perforation before mailing

CAPITAL APPRECIATION FUND                      INSTRUCTION CARD FOR THE MEETING
                                               TO BE HELD ON MARCH 27, 2002.

Voting Instructions solicited by The Travelers Insurance Company and The Travelers Life and Annuity Company in connection with a solicitation of proxy by the Board of Trustees of Capital Appreciation Fund (the "Fund") for a special meeting of shareholders (the "Meeting") to be held on March 27, 2002.

I hereby instruct The Travelers Insurance Company or The Travelers Life and Annuity Company as appropriate, to vote the shares of the Fund as to which I am entitled to give instructions at the Meeting to be held on March 27, 2002 at 9:00 a.m. Eastern time, at the Fund's office, One Tower Square, Hartford, Connecticut 06183, or any adjournment(s) thereof, as instructed on the reverse side.

I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated February 27, 2002. I realize that if I return this form without providing any instructions regarding a proposal, my timely returning of this form will be deemed to be an instruction to vote in favor of the proposal.

                                               Date__________________________
                                               These voting instructions may be
                                               revoked at any time prior to the
                                               Meeting by notifying the
                                               secretary of The Travelers or the
                                               secretary of the Fund, in writing
                                               by 5:00 p.m. on March 25, 2002.


                                               ________________________________
                                                     Signature and title
                                               If the contract is held jointly,
                                               each contract owner should sign.
                                               If only one signs, his or
                                               signature will be binding. If the
                                               contract owner is a corporation,
                                               the President or a Vice President
                                               should sign in his or her own
                                               name, indicating title. If the
                                               contract owner is a partnership,
                                               a partner should sign in his or
                                               her name, indicating that he or
                                               she is a "Partner." If the
                                               contract owner is a trust, the
                                               trustee should sign in his or her
                                               own name, indicating hat he or
                                               she is a "Trustee."

            Please fold and detach card at perforation before mailing

THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED BENEFICIAL OWNER. IF NO DIRECTION IS MADE, THIS INSTRUCTION CARD WILL BE VOTED FOR THE PROPOSAL

              Please vote by filling in the appropriate box below.


1. Proposal to approve a new Investment Subadvisory Agreement between Travelers Asset Management International Company LLC and
     Janus Capital Corporation on behalf of Capital Appreciation Fund.

                FOR     AGAINST    ABSTAIN
                [ ]       [ ]        [ ]